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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) July 18, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                      57-1575609
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)

                         One Gateway Center, 19th Floor
                               Pittsburg, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)







                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)



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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5. OTHER EVENTS

         On July 18, 2001, the Registrant issued a press release announcing its receipt of notice of a fine from the Commission of the European Communities related to their antitrust investigation of the graphite electrode industry. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not Applicable

         (c)      EXHIBIT NO.
                  99.1     Press Release Dated July 18, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  THE CARBIDE/GRAPHITE GROUP, INC.

                              By:  /s/  Walter B. Fowler
                                   ---------------------------------------------
                                      Walter B. Fowler - Chief Executive Officer


Dated:   July 19, 2001




















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                                  EXHIBIT INDEX

             EXHIBIT
                NO.           DESCRIPTION
             --------         ---------------------------------
             99.1             Press Release Dated July 18, 2001